EXHIBIT 10.36
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     This First Amendment to Amended and Restated Credit Agreement (this “First Amendment”) is made as of this 4th day of April, 2008 by and among
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation;
the other BORROWERS set forth on Schedule 1 hereto,
the LENDERS party hereto, and
BANK OF AMERICA, N.A., a national banking association, as Administrative Agent and Collateral Agent;
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
WITNESSETH
     A. Reference is made to the Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of December 27, 2007 by and among the Company, the other Borrowers, the Lenders, Bank of America, N.A., as Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Retail Finance, LLC, as Co-Syndication Agents, The CIT Group/Business Credit, Inc., as Documentation Agent and Banc of America Securities LLC and JPMorgan Chase Bank, N.A. as Co-Lead Arrangers.
     B. The parties to the Credit Agreement desire to modify, amend and waive certain provisions of the Credit Agreement, as provided herein.
     Accordingly, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     2. Amendment to Article I of the Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended by inserting the following new definition in appropriate alphabetical order:
     “SPV” has the meaning set forth in Section 9.04(i).
     3. Amendments to Article V of the Credit Agreement. The provisions of Section 5.13(e) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:
(e)(i) At any time that Excess Availability is less than $75,000,000 or an Event of Default has occurred and is continuing, within five Business Days after the request of the Administrative Agent, the Loan Parties will execute such documents as the Administrative Agent may reasonably request so as to amend the Mortgages covering any Real Estate located in the State of New York (other than the Principal Properties) in order that the Real Estate covered by such Mortgages secures $300 million of the Obligations, whether Loans, contingent reimbursement obligations under Letters of Credit or otherwise.
(ii) To the extent that the Obligations shall at any time be less than the amount originally set forth in any Mortgage on Real Estate located in the State of New York, to the extent required by virtue of compliance with the provisions of Section 5.13(e)(i), or to the extent otherwise required by Applicable Law, the Borrowers shall take all further actions including the payment of any additional mortgage recording taxes, fees, charges, costs and expenses required so to grant, preserve, protect or perfect the Liens created by such Mortgage to the maximum amount of Obligations by its terms secured thereby and the validity or priority of any such Lien.
     4. Amendment to Article IX of the Credit Agreement. The provisions of Section 9.04 of the Credit Agreement are hereby amended by adding the following new clause in appropriate alphabetical order:
(i) Notwithstanding any provision to the contrary, any Lender may assign to one or more special purpose funding vehicles (each, an “SPV”) all or any portion of its funded Loans (without the corresponding Commitment), without the consent of any Person or the payment of a fee, by execution of a written assignment agreement in a form agreed to by such Lender and such SPV, and may grant any such SPV the option, in such SPV’s sole discretion, to provide the Borrowers all or any part of any Loans that such Lender would otherwise be obligated to make pursuant to this Agreement. Such SPVs shall have all the rights which a Lender making or holding such Loans would have under this Agreement, but no obligations, provided that the Lender shall make all determinations on behalf of the SPV with respect to any matters requiring the consent or approval of the SPV hereunder and the Agents and the Borrowers shall be entitled to rely on such determination by the Lender, without further inquiry and notwithstanding any communication to the contrary by the SPV. The Lender making such assignment shall remain liable for all its original obligations under this Agreement, including its Commitment (although the unused portion thereof shall be reduced by the principal amount of any Loans held by an SPV). Notwithstanding such assignment, the Agents and Borrowers may deliver notices to the Lender making such assignment (as agent for the SPV) and not separately to the SPV.
     5. Conditions Precedent to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

a.	This First Amendment shall have been duly executed and delivered by the Borrowers and the Required Lenders, shall be in full force and effect, and shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.

b.	All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c.	The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Agents and Agents’ counsel may have reasonably requested.

6.	Miscellaneous.

a.	Except as otherwise expressly provided herein, all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect.

b.	This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

c.	This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d.	Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

e.	The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

f.	The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers’ selection in connection with this First Amendment and are not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this First Amendment.

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year first above written.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., as Borrower
by
Name:
Title:

EACH OF THE BORROWERS LISTED ON ANNEX A HERETO
By:
	Name:	William Moss
	Title:	Vice President

EACH OF THE BORROWERS LISTED ON ANNEX B HERETO
By:
	Name:	William Moss
	Title:	Senior Vice President

LO-LO DISCOUNT STORES, INC., as a Borrower
By:
	Name:	Harry Austin
	Title:	Vice President

BANK OF AMERICA, N.A., as Administrative Agent, as Collateral Agent, and as Lender
By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender
By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:
Name:
Title:

BURDALE FINANCIAL LIMITED, as a Lender
By:
Name:
Title:

By:
Name:
Title:

NATIONAL CITY BUSINESS CREDIT, INC. as Lender
By:
Name:
Title:

TEXTRON FINANCIAL CORPORATION, as a Lender
By:
Name:
Title:

WELLS FARGO RETAIL FINANCE LLC, as a Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., as a Lender
By:
Name:
Title:

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